EXHIBIT 99.9

                            UPDATED POSITIONS MAY   16:13 Monday, June 7, 2004 1
                            Portfolio Summary Report
                        Prepared by Goldman, Sachs & Co.

--------------------------------------------------------------------------------------------------------------
Pg   Pool Classification        Loans  Sched Balance  Gross WAC     Net WAC   Orig WA  ST WAM  Am WAM     Age
--------------------------------------------------------------------------------------------------------------
0001 GSAA-04-04-IM , IN POOL     325    $103,808,892    5.622        5.216      360      357     354       3
--------------------------------------------------------------------------------------------------------------
*** TOTALS ***                   325    $103,808,892
--------------------------------------------------------------------------------------------------------------


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:              UPDATED POSITIONS MAY        June 7, 2004  16:13 PAGE 0001
Deal                  GSAA-04-04-IM
Pool                  IN POOL


----------------------------------------------------------------------------------
Loans   Sched Balance   Gross WAC    Net WAC   Orig WA    ST WAM    Am WAM    Age
----------------------------------------------------------------------------------
325     $103,808,892        5.622      5.216       360       357       354      3
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Loans     OLTV   Comb LTV    FICO      DTI    Margin   1st Cap   Per Cap   Life Ca   05/04 MTR
----------------------------------------------------------------------------------------------
325       77.5       92.1     691    40.34      2.75      4.02      1.44      5.99       44.69
----------------------------------------------------------------------------------------------


 Gross Rate                   Sched Balance
--------------------------    --------------------------
   4.25 - 4.49%       0.94     $50,001-$ 75,000     0.19
   4.50 - 4.749%      3.67     $75,001-$100,000     0.64
   4.75 - 4.99%       4.59    $100,001-$120,000     1.82
   5.00 - 5.249%      6.05    $120,001-$140,000     1.54
   5.25 - 5.49%      18.54    $140,001-$160,000     2.73
   5.50 - 5.749%     21.80    $160,001-$180,000     2.16
   5.75 - 5.99%      22.03    $180,001-$200,000     2.96
   6.00 - 6.249%     12.15    $200,001-$250,000    10.29
   6.25 - 6.49%       4.23    $250,001-$300,000     9.57
   6.50 - 6.749%      3.46    $300,001-$350,000    13.18
   6.75 - 6.99%       1.29    $350,001-$400,000    11.33
   7.00 - 7.249%      0.72    $400,001-$450,000     9.01
   7.25 - 7.49%       0.09    $450,001-$500,000     7.39
   7.50 - 7.749%      0.44    $500,001-$550,000     6.70
                              $550,001-$600,000     6.13
                              $600,001-$650,000     9.88
                              $700,001-$750,000     1.41
                              $750,001-$800,000     0.77
                              $2.25M - $2.5M        2.29



Orig Term                St Term                 St AM Term
----------------------   ---------------------   --------------------
356 - 360 Mont  100.00   301 - 340 Mont   2.32   Other/Unknown  74.87
                         341 - 345 Mont   1.06   301 - 340 Mont  2.96
                         346 - 350 Mont   0.48   341 - 345 Mont  0.74
                         351 - 355 Mont   4.35   346 - 350 Mont  1.13
                         356 - 360 Mont  91.80   351 - 355 Mont  1.82
                                                 356 - 360 Mont  18.49


Age
----------------------
 1              16.77
 2              48.47
 3              17.25
 4               9.31
 5               2.85
 6               0.68
 7               0.31
 8               0.50
11               0.37
12               0.11
15               0.42
18               0.32
19               0.32
20               0.11
21               1.02
23               1.18



Geography               Orig LTV                Comb LTV
----------------------  --------------------    ----------------------
California      64.21   0.01-50.00%     0.90    50.01-60.00%     0.48
Florida          5.89   50.01-60.00%    0.46    60.01-65.00%     0.42
New York         3.21   60.01-65.00%    2.16    65.01-70.00%     0.15
Virginia         2.59   65.01-70.00%    7.62    70.01-75.00%     0.87
Arizona          2.45   70.01-75.00%    8.27    75.01-80.00%     3.65
Nevada           2.15   75.01-80.00%   80.37    80.01-85.00%     6.23
New Jersey       1.81   80.01-85.00%    0.23    85.01-90.00%    36.04
Colorado         1.65                           90.01-95.00%    29.82
Washington       1.49                           95.01-97.00%     0.30
*More*          14.55                           *More*          22.05


FICO                Product                Silent
-----------------   --------------------   -------------------
620-649     15.77   2/6 Hybr        8.03   Y            100.00
650-699     45.92   3/1 Hybr       19.30
700-749     29.51   3/6 Hybr       19.89
750-799      8.80   5/1 Hybr       23.26
                    5/6 Hybr       29.52

Property Type               Purpose                    Occupancy
-------------------------   ------------------------   -------------------------
SINGLE FAMILY      56.05    PURCHASE           61.98   OWNER OCCUPIED      99.03
PUD                26.87    CASHOUT REFI       22.18   NON-OWNER            0.97
CONDO              12.59    RATE/TERM REFI     15.84
2-4 FAMILY          2.88
TOWNHOUSE           1.35
HI-RISE CONDO       0.26


Docs                 Units          DTI                      MI
------------------   ------------   ----------------------   -----------------
Stated      60.85    1      97.12   Missing          3.13    OLTV LE 80  99.77
Full Doc    35.82    2       1.83   10.01-20.00%     1.73    MGIC         0.23
No Doc       3.33    3       0.63   20.01-30.00%     8.14
                     4       0.42   30.01-40.00%    35.70
                                    40.01-50.00%    45.31
                                    50.01-60.00%     5.36
                                    60.01=95.00%     0.63


Prepay Term       Self Employ       IO Flag                IO Term
------------   ---------------   --------------------   ---------------
 0     50.98   N         67.66   Y              74.87    60       40.20
36     43.63   Y         32.34   N              25.13    36       30.35
12      4.97                                              .       25.13
24      0.42                                             24        4.33




Arm Index            Margins          1st Rate Cap
------------------   --------------   -------------
6 Month Lib  57.45     2.250   1.14     1.50    0.37
1 Year CMT   42.45     2.500   0.77     2.00    0.71
1 Year Libo   0.11     2.750  97.57     3.00   47.57
                       3.750   0.15     5.00   50.32
                       5.625   0.37     6.00    1.03




Per Rate Cap    Life Adj Cap
-------------   -------------
1.00    56.26   5.00     0.88
1.50     0.37   5.37     0.93
2.00    43.37   5.50     0.31
                5.62     0.49
                5.75     0.58
                6.00    95.38
                *More*   1.43


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.